UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09134

Manor Investment Funds
(Exact name of registrant as specified in charter)

15 Chester Commons, Malvern, PA 19355
(Address of principal executive offices)

Daniel A. Morris
15 Chester Commons, Malvern, PA 19355
(Name and address of agent for service)

Registrant s telephone number, including area code:  610-722-0900

Date of fiscal year end: December 31st

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270-30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ( OMB ) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection if information under the clearance requirement of 44 U.S.C. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.

Manor Fund (MNRMX)

Manor Growth Fund (MNRGX)

Manor Bond Fund (MNRBX)

Annual Report

December 31, 2014

Fund Office:

15 Chester Commons

Malvern, PA 19355

610-722-900 800-787-3334

www.manorfunds.com

Managed by:

Morris Capital Advisors, LLC

December 31, 2014

Dear Fellow Shareholders:

Our funds continue to prosper by consistently applying the conservative investment approach that has been successful over so many years.

Dealing With Mayhem

A recent series of commercials centers on a character that leaves a path of destruction in his wake.  Whether as a teenage driver crashing through a parking lot, poorly secured equipment falling from a pickup truck, or accidents close to home, the result is the same.  The only solution, of course, is to protect yourself from this “Mayhem” by purchasing their insurance product.

The financial markets have their share of mayhem to deal with, as well.  It is not limited to company specific events and US macro-economic news, but also global economic and geo-political events.  As we close out the year, it might be useful to review market activity in the context of these domestic and global events.

From the outset the markets had a tough act to follow.  Stocks gained more than 35% in 2013, and that, coupled with a rise in interest rates from 1.84% to 2.98% in the 10-year US Treasury note (a 62% increase), should have been enough to give the markets pause.  Since many analysts thought the markets were overextended some pullback was to be expected.

On the global geo-political front continued unrest in the Middle-East culminated in a seven week conflict in Gaza, leaving no clear resolution.  Further deterioration in the Syrian civil war, the concurrent rise of ISIS there and in Iraq, Russian strategic moves in Crimea and Ukraine, including the downing of a civilian aircraft, and rising terrorism in Africa and Europe had broad implications.  On the global economic front, the Euro-crisis resurfaced with problems in Greece, once again.  Economies around the world experienced slowdowns, especially in Eurozone, China, and Japan.  At the same time central bankers found traditional policy tools less effective as a 40% rise in sovereign global debt over the last 5 years created debt to GDP ratios over 100%, the highest since World War II.  While borrowing rates are low, the debt loads by major economies are a drag on growth and reduce the ability of government entities to stimulate their economies.

Domestically we have begun to see signs of an improvement in economic growth.  GDP growth is better and job growth has been steady.  This improvement, as compared to other major economies, has led to a sharp increase in the value of the dollar and has allowed the Fed to end its outright purchase of securities in the market and discuss the possibility of an increase in interest rates.  At the same time, however, the improving economy and job growth have not increased labor force participation or generated income growth, especially for the middle class.  The dramatic decline in the price of oil has certainly lowered the price of gasoline at the pump, but this increase in spendable consumer income will be offset somewhat by reduced revenue for our resurgent energy exploration industry and exchange rate pressure on our trading partners.

Despite all of this, we ended up with a double-digit rise in the S&P 500 and a bond market rally as 10-year treasury yields declined from 2.98% to 2.17%.  It was an impressive performance, back to back, especially considering the domestic and global events throughout the year.

The Manor Fund

The Manor Fund rose 9.75%, net of all fees and expenses, during the year ending December 31, 2014, underperforming the S&P 500 index return of 13.69%, and comparable mutual funds as measured by the Lipper Large-Cap Core mutual fund index return of 11.55%.  The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing three year, and five year periods with returns of 17.61%, and 13.20% for the Fund compared to returns of 20.29%, and 15.46% for the S&P 500 index and 19.20%, and 13.83% for the Lipper Large-Cap Core mutual fund index.  The Fund outperformed comparable mutual funds for the trailing 10 years with an annualized return of 7.38% for the Fund compared to an annualized return of 7.02% for comparable mutual funds, as measured by the Lipper index.

During the calendar year ending December 31, 2014, the Fund was helped by strong performance from Actavis, Plc, AmerisourceBergen Corporation, SanDisk Corporation, Walt Disney Company, and Amphenol Corporation.    The shares of Actavis rose steadily throughout the year.  The company recorded strong revenue gains as a result of strategic acquisitions and new product introductions, and reported earnings above analyst expectations each quarter.  The shares of AmerisourceBergen jumped late in the year when the company reported revenue and earnings above expectations.  The stock of this pharmacy benefits manager rallied after the company raised revenue and earnings guidance for fiscal year 2015.  The shares of SanDisk rallied throughout the first half of the year and held most of those gains in choppy trading over the second half.  SanDisk manufactures solid state storage drives used in a wide variety of portable computers and mobile communications devices.  The company reported earnings above expectations each quarter boosted by the successful rollout of the Apple iPhone 6 and numerous new tablet computers.  The shares of Walt Disney Company were also a steady outperformer throughout the year.  The company reported earnings above expectations each quarter and strong revenue growth spread across each of its business segments.  The shares of Amphenol also performed well during much of the year.  This maker of connectors for computers and telecommunication equipment recorded strong revenue growth and earnings above analyst expectations each quarter.  Amphenol also implemented a 2 for 1 stock split in conjunction with its 4th quarter earnings report, giving the stock an added lift.

Notable laggards during the year include Pentair, Plc., BE Aerospace, IBM Corporation, Quanta Services, Inc., and BorgWarner, Inc.  Pentair, a provider of products for water and fluid processing, lagged through much of the year.  The company reported disappointing revenue and earnings over the first few quarters, as revenue declined year-over-year and earnings were below expectations.  Results improved somewhat over the balance of the year, but not enough to reverse the earlier decline in the stock.  The shares of BE Aerospace jumped early in the year after the company announced that it was exploring strategic alternatives.  That process resulted in the spinoff of the Consumables Management Segment of their business.  The shares languished, along with several other companies in the aerospace industry, despite reporting revenue and earnings above expectations over the balance of the year.  The shares of IBM performed in line with the market for much of the year, but then dropped sharply in the 4th quarter when the company reported revenue and earnings below expectations.  The report raised ongoing concerns about the ability of management to adapt this former industry giant to the fast changing nature of the technology industry today.  We exited our position in these shares, thereby avoiding additional weakness in the stock over the balance of the quarter.  The shares of Quanta Services also performed in line with the market for much of the year.  The price of the stock rose early in the 4th Quarter after the company reported revenue and earnings above expectations, and raised earnings guidance above consensus expectations.  The stock declined sharply later in the quarter, however, after the company announced the acquisition of a Canadian pipeline service company.  The acquisition expanded Quanta’s energy services business at a time when the decline in oil prices accelerated, and raised concerns about the strategic direction of the company.  The shares of BorgWarner also suffered a late year decline wiping out earlier gains.  The company reported revenue and earnings above expectations through the early part of the year, but stumbled in the final quarter when management reduced both revenue and earnings guidance due to concerns about weakening foreign currencies and slower global growth.

During the year we trimmed our holdings in Actavis to take profits and reduce the over weighting in this successful investment, and sold our positions in Diamond Offshore, Wal-Mart, Dover Corporation, and IBM due to declining growth expectations, an unfavorable competitive environment, or poor execution in their business operations.  We used proceeds from these transactions to invest in Baker Hughes, Borg Warner, Discover Financial Services, and Skyworks Solutions.  The purchase of Baker Hughes and Borg Warner enabled us to continue to invest in the critical energy and industrial sectors through companies trading at reasonable valuations based on their earnings and growth prospects.  The purchase of Discover Financial gives us the opportunity to benefit from improved consumer spending and historically low interest rates, while Skyworks Solutions expands our investment in the mobile communications industry through a producer of analog semiconductors and a major supplier of components for Apple iPhones.

The Growth Fund

The Manor Growth Fund rose 13.13%, net of all fees and expenses, during the year ending December 31, 2014, underperforming the S&P 500 index return of 13.69%, but outperforming comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index return of 10.30%.  The Fund also outperformed comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index during the trailing 3-year, and 5-year periods, with returns of 20.07%, and 15.23% for the Fund, compared to 20.02%, and 14.06% for the Lipper index.  The Fund also continued to outperform both the S&P 500 index and comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index since inception with an annualized return of 4.85% for the Fund, compared to annualized returns of 4.60% for the S&P 500, and 2.11% for the Lipper index.

During the calendar year ending December 31, 2014 the Fund was helped by strong performance from Southwest Airlines, Constellation Brands, Apple, Inc., Robert Half International, Inc., and Walgreens Boots Alliance.  The shares of Southwest Airlines rose steadily throughout the year.  Southwest reported record earnings, beat earnings expectations each quarter, and announced continued growth in passenger miles.  Air operations were also the beneficiary of a decline in fuel costs, one of the largest components of an airline’s overall cost structure.  The shares of Constellation Brands, a wine and beer distributor, jumped during the first few trading days, and continued to outperform throughout the balance of the year.  The company opened the year with a very strong earnings report and seems to be executing well in its traditional business lines as well as the recently acquired US distribution rights for Corona beer.  The shares of Apple jumped after the company reported revenues and earnings well above expectations in April.  The results reinforced the successful rollout of the iPhone 6.  Apple shares continued to rise over the balance of the year driven by a string of positive earnings reports, a dividend increase, stock buybacks, and a 7 for 1 stock split.  The shares of Robert Half rose through most of the year, but gained momentum in the 4th quarter after the company reported revenue and earnings above expectations, and announced that demand for their staffing services was accelerating with all lines of business reporting double-digit, year-over-year revenue gains.  The shares of Walgreens Boots Alliance rallied during the early part of the year, but dropped sharply when the company announced that its merger transaction with Boots Alliance would not include a “tax inversion” component.  The shares rallied again later after the company reported revenue and earnings above expectations for successive quarters.  Investors reacted favorably to the completion of the previously announced merger of Walgreens and Alliance Boots and the transition to a new CEO post-merger.

Weak holdings during the year include Trimble Navigation, Bed, Bath & Beyond, Inc., LKQ Corporation, Southwestern Energy Company, and Michael Kors Holdings, Ltd.  The shares of Trimble Navigation performed in line with the market over the first half of the year, but then began a steady decline.  During the second half the company reported disappointing quarterly results, and repeatedly reduced revenue and earnings expectations citing poor results in its domestic agriculture and European operations.  The shares of Bed, Bath & Beyond fell sharply during the first week of trading and proceeded to trade down over the balance of the first half.  The stock was hurt by poor operations and repeated reductions in revenue and earnings expectations.  The shares of LKQ also dropped sharply early in the year after an investment firm specializing in “short selling” issued a report highly critical of the company.  LKQ immediately challenged many of the statements, assumptions, and conclusions of the report, and identified numerous inaccuracies.  The stock was hurt again soon thereafter on news of a lawsuit filed by Chrysler.  LKQ, once again, contested the merits of the case and stated that the business in question represented less than one-tenth of one percent of total company sales.  Operational results over the balance of the year were not enough to offset the uncertainty of the two early events as the stock continued to trade in a flat range as the market moved higher.  The shares of Southwestern Energy traded down steadily over the second half of the year, reversing an early rally.  The company reported earnings above expectations over several quarters, but the results were not enough to offset declining expectations due to the sharp decline in oil prices.  The shares of Michael Kors declined over much of the year despite reporting revenue and earnings above expectations each quarter.  Investors focused their concerns instead on declining gross margins and lower growth rates in same store sales.

During the year we trimmed our holding in MasterCard to reduce the overweighting and take profits in this successful investment.  We also sold our positions in Bed, Bath & Beyond, KLA-Tencor and Southwestern Energy as valuations declined due to heightened competitive pressures, reduced growth expectations, or sharply reduced oil prices in the case for Southwestern Energy.  During the year we purchased Southwest Airlines, Harmon International, and Cognizant Technology Solutions.  The shares of many of the airline operators became attractive due to higher passenger rates, improved operations, and lower fuel costs as oil prices declined.  We invested in Southwest as one of the best managed and most efficient among the airline group.  We purchased Harmon International, a manufacturer of audio and electronic systems for the automobile industry, as continued emphasis on integrated entertainment systems is expected to fuel growth.  We also invested in Cognizant Technology Solutions.  The company is a provider of information technology, consulting, and business process services to leading companies in the financial services, healthcare, manufacturing, and retail industries.

The Bond Fund

 The Manor Bond Fund generated a return of 0.46%, net of all fees and expenses, during the year ended December 31, 2014, underperforming the Barclays Intermediate US Treasury index return of 3.02% and the Lipper US Government mutual fund index return of 5.71%.  Performance over the recent quarter reflects the relatively conservative position of the Fund’s investment portfolio of US Treasury securities.  The portfolio has an average yield to maturity of 0.81%, an average maturity of 2.31 years, and an average duration of 2.26 years.  The duration of a bond portfolio is a measure of risk, with a lower duration indicating a lower level of risk.  The Fund is managed to provide a low-risk alternative for conservative investors.

More Mayhem on the Way

There is no doubt that we will experience our share of mayhem again this year, and it might well translate into increased market volatility.  Many of the geopolitical events of the past 12 months are still simmering, and in some cases they are getting worse.  Japan’s ever increasing foray into quantitative easing has had little impact on their economy, and now Europe is preparing to buy sovereign bonds, as well.  Economic growth remains tepid, and the decline in oil prices, driven partly by a decline in demand, is another indicator of slowing growth.  Growth has improved in the US, but stagnant middle class income growth, higher employment costs, and the prospect of interest rate increases by the Fed, raise concerns about a market pullback.

As the perceived risks accumulate some investors seek protection.  This focus on the downside overlooks one of the basic lessons of the market.  Even in the face of tremendous uncertainty, the markets can perform well (as they did the last two years).  Seeking protection, while it may provide comfort when the inevitable decline arrives, often sacrifices too much of the upside.  We continue to believe that a disciplined long-term investment strategy, beginning with a proper asset allocation to manage risk, will be successful over market cycles.  For us, that disciplined strategy is built on a diversified portfolio, invested in companies that are priced attractively relative to their growth potential.  We add our own measure of protection by including companies built on a foundation of substantial assets, reasonable debt levels, and with significant cash flow to withstand difficult times.  We believe that our approach will continue to provide a level of protection from the mayhem while not sacrificing opportunities in the market.

Sincerely,

Daniel A. Morris

MANOR INVESTMENT FUNDS

MANOR FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2014 (UNAUDITED)

Comparison of the Change in Value of a $10,000 Investment in the Manor Fund, the Lipper Large Cap Core Index, and the S&P 500 Index.

$49,000
$44,000
$39,000
$34,000
$29,000
$24,000
$19,000
$14,000
$9,000
9/26/1995
12/31/1996
12/31/1997
12/31/1998
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
Manor Fund $33,235
Lipper Large Cap Core Index $33,351
S&P 500 $47,610

Average Annual Total Returns (a) (for periods ended December 31, 2014)
	1 Year	5 Year	10 Year	Since Inception
Manor Fund *	9.75%	13.20%	7.38%	6.43%
Lipper Large Cap Core Index **	11.55%	13.83%	7.02%	6.45%
S&P 500 ***	13.69%	15.46%	7.67%	8.44%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was September 26, 1995.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.  They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund’s portfolio.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on September 26, 1995. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS

GROWTH FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2014 (UNAUDITED)

Comparison of the Change in Value of a $10,000 Investment in the Manor Growth Fund, the Lipper Large Cap Growth Index, and the S&P 500 Index.

$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
6/30/1999
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
Manor Growth Fund $20,827
Lipper Large Cap Growth Funds Index $13,829
S&P 500 $20,095

Average Annual Total Returns (a) (for periods ended December 31, 2014)
	1 Year	5 Year	10 Year	Since Inception
Manor Growth Fund *	13.13%	15.23%	7.28%	4.85%
Lipper Large Cap Growth Index **	10.30%	14.06%	7.34%	2.11%
S&P 500 ***	13.69%	15.46%	7.67%	4.60%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.  They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund’s portfolio.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS

BOND FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2014 (UNAUDITED)

Comparison of the Change in Value of a $10,000 Investment in the Manor Bond Fund, the Lipper US Government Index, and the Barclays Intermediate Treasury Index.

$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
6/30/1999
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
Manor Bond Fund $14,179
Lipper US Government Index $20,648
Barclays Intermediate Treasury Index $19,436

Average Annual Total Returns (a) (for periods ended December 31, 2014)
	1 Year	5 Year	10 Year	Since Inception
Manor Bond Fund *	0.46%	0.10%	1.40%	2.28%
Lipper US Government Index **	5.71%	3.89%	4.08%	4.79%
Barclays Intermediate Treasury Index ***	3.02%	2.48%	3.48%	4.38%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.  They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund’s portfolio.  Individuals cannot invest directly in an index.

***The Barclays Intermediate Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS

MANOR FUND

PORTFOLIO ILLUSTRATION (UNAUDITED)

December 31, 2014

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
19.18%
Basic Materials
0.92%
Consumer Cyclical
11.07%
Cash Equivalents
1.95%
Consumer Defensive
7.12%
Communication Services
1.78%
Energy
9.23%
Financial Services
18.12%
Healthcare
13.54%
Industrials
15.88%
Utilities
1.21%

Sectors are categorized using Morningstar® classifications.

MANOR INVESTMENT FUNDS

GROWTH FUND

PORTFOLIO ILLUSTRATION (UNAUDITED)

December 31, 2014

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
26.35%
Cash Equivalents
7.19%
Communication
Services
1.68%
Consumer Cyclical
5.45%
Consumer Defensive
15.01%
Energy
3.48%
Financial Services
9.35%
Healthcare
18.68%
Industrials
12.81%

Sectors are categorized using Morningstar® classifications.

MANOR INVESTMENT FUNDS

BOND FUND

PORTFOLIO ILLUSTRATION (UNAUDITED)

December 31, 2014

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are categorized using Morningstar® classifications.

	Manor Fund
	Schedule of Investments
	December 31, 2014

Shares		Value

COMMON STOCKS - 97.95%

Aircraft & Parts - 0.93%
1,334	KLX, Inc. *	$ 55,028

Beverages - 3.18%
1,995	PepsiCo, Inc.	188,647

Cogeneration Services & Small Power Producers - 1.21%
5,190	The AES Corp.	71,466

Computer Storage Devices - 4.39%
2,652	SanDisk Corp.	259,843

Converted Paper & Paperboard Products (No Container/Boxes) - 2.95%
3,365	Avery Dennison Corp.	174,576

Crude Petroleum & Natural Gas - 1.76%
502	California Resources Corp. *	2,766
1,257	Occidental Petroleum Corp.	101,327
		104,093
Electrical Work - 2.52%
5,256	Quanta Services, Inc. *	149,218

Electronic Connectors - 5.50%
6,056	Amphenol Corp. Class A	325,873

Fire, Marine & Casualty Insurance - 3.38%
1,938	Chubb Corp.	200,525

Hospital & Medical Service Plans - 2.50%
1,177	Anthem, Inc.	147,914

Instruments for Measuring & Testing of Electricity - 1.65%
2,387	Agilent Technologies, Inc.	97,724

Investment Advice - 2.20%
2,355	Franklin Resources, Inc.	130,396

Life Insurance - 3.16%
3,461	Metlife, Inc.	$ 187,205

Motor Vehicle Parts & Accessories - 2.64%
2,845	BorgWarner, Inc.	156,333

National Commercial Banks - 6.01%
2,547	JP Morgan Chase & Co.	159,391
2,155	PNC Financial Services Group, Inc.	196,601
		355,992
Oil & Gas Field Machinery & Equipment - 4.27%
2,857	Baker-Hughes, Inc.	160,192
1,418	National Oilwell Varco, Inc.	92,922
		253,114
Perfumes, Cosmetics & Other Toilet Preparations - 3.93%
3,365	Colgate Palmolive Co.	232,824

Personal Credit Institution - 3.35%
3,029	Discover Financial Services	198,369

Petroleum Refining - 3.19%
3,821	Valero Energy Corp.	189,139

Pharmaceutical Preparations - 3.32%
763	Actavis, Inc. *	196,404

Public Building & Related Furniture - 5.88%
2,668	BE Aerospace, Inc. *	154,797
4,006	Johnson Controls, Inc.	193,650
		348,447
Railroads, Line-Haul Operating - 3.85%
2,083	Norfolk Southern Corp.	228,318

Semiconductors & Related Devices - 6.08%
5,456	Applied Materials, Inc.	135,964
3,085	Skyworks Solutions, Inc.	224,310
		360,274
Services-Miscellaneous Amusement & Recreation - 5.15%
3,236	Walt Disney Co.	304,799

Services-Prepackaged Software - 3.19%
4,070	Microsoft Corp.	189,052

Special Industry Machinery - 3.00%
2,672	Pentair Ltd. (United Kingdom)	177,474

Steel Works, Blast Furnace Rolling Mills - 0.92%
1,109	Nucor Corp.	$ 54,396

Telephone Communications - 1.78%
3,140	AT&T, Inc.	105,473

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 6.06%
3,982	AmerisourceBergen Corp.	359,017

TOTAL FOR COMMON STOCKS (Cost $3,548,429) - 97.95%		5,801,933

SHORT TERM INVESTMENTS - 1.94%
115,215	First American Government Obligation Fund Class Y 0.01% ** (Cost $115,215)	115,215

TOTAL INVESTMENTS (Cost $3,663,644) - 99.89%		5,917,148

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.11%		6,315

NET ASSETS - 100.00%		$ 5,923,463

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2014.

The accompanying notes are an integral part of these financial statements.

	Growth Fund
	Schedule of Investments
	December 31, 2014

Shares		Value

COMMON STOCKS - 94.61%

Air Transportation - 5.50%
22,171	Southwest Airlines Co.	$ 938,277

Beverages - 5.52%
9,590	Constellation Brands, Inc. Class A *	941,450

Biological Products (No Diagnostic Substances) - 4.48%
8,105	Gilead Sciences, Inc. *	763,977

Communications Services - 1.72%
3,373	DIRECTV Group, Inc. Class A *	292,439

Electronic Computers - 4.91%
7,585	Apple, Inc.	837,232

Fire, Marine & Casualty Insurance - 3.50%
5,201	Ace Ltd. (Switzerland)	597,491

Household Audio & Video Equipment - 3.06%
4,887	Harman International Industries, Inc.	521,492

Investment Advice - 3.12%
2,503	Affiliated Managers Group, Inc. *	531,237

Iron & Steel Foundries - 4.00%
2,828	Precision Castparts Corp.	681,209

Leather & Leather Products - 2.52%
5,710	Michael Kors Holdings Ltd. (China) *	428,821

Measuring & Controlling Devices - 6.54%
6,220	Thermo Fisher Scientific, Inc.	779,304
12,613	Trimble Navigation, Ltd. *	334,749
		1,114,053
Oil & Gas Field Services - 1.50%
3,001	Schlumberger Ltd.	256,315

Petroleum Refining - 2.04%
4,713	Hess Corp.	347,914

Pharmaceutical Preparations - 6.48%
4,572	Abbott Laboratories	205,831
4,572	AbbVie Inc.	299,192
5,353	Celgene Corp. *	598,787
		1,103,810
Retail-Drug Stores & Proprietary Stores - 6.91%
7,065	Express Scripts Holding Co. Class C *	$ 598,193
7,607	Walgreens Boots Alliance, Inc.	579,653
		1,177,846
Retail-Variety Stores - 3.05%
7,390	Dollar Tree, Inc. *	520,108

Semiconductors & Related Devices - 4.84%
8,224	Texas Instruments, Inc.	439,696
8,885	Xilinx, Inc.	384,632
		824,328
Services-Business Services - 2.90%
5,743	MasterCard, Inc.	494,817

Services-Computer Programming Services - 3.37%
10,922	Cognizant Technology Solutions Corp. *	575,152

Services-Computer Programming, Data Processing, Etc. - 3.29%
520	Google, Inc. Class A *	275,943
540	Google, Inc. Class C *	284,256
		560,199
Services-Help Supply Services - 3.56%
10,391	Robert Half International, Inc.	606,627

Services-Prepackaged Software - 5.43%
7,368	Microsoft Corp.	342,244
12,971	Oracle Corp.	583,306
		925,550
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 3.33%
7,195	Church & Dwight Co., Inc.	567,038

Wholesale-Motor Vehicles & Motor Vehicle Parts & Supplies - 3.04%
18,421	LKQ Corp. *	517,998

TOTAL FOR COMMON STOCKS (Cost $12,817,773) - 94.61%		16,125,380

SHORT TERM INVESTMENTS - 7.33%
1,249,581	First American Government Obligation Fund Class Y 0.01% ** (Cost $1,249,581)	1,249,581

TOTAL INVESTMENTS (Cost $14,067,354) - 101.94%		17,374,961

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.94)%		(329,855)

NET ASSETS - 100.00%		$ 17,045,106

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2014.

The accompanying notes are an integral part of these financial statements.

	Bond Fund
	Schedule of Investments
	December 31, 2014

Face Amount		Value

US TREASURY NOTES - 98.08%
125,000	US Treasury Note 0.375% Due 11/15/2015	$ 125,117
150,000	US Treasury Note 0.50% Due 06/15/2016	150,117
200,000	US Treasury Note 0.625% Due 05/31/2017	198,859
100,000	US Treasury Note 1.00% Due 3/31/2017	100,422
125,000	US Treasury Note 1.00% Due 11/30/2019	121,240
250,000	US Treasury Note 1.25% Due 10/31/2015	252,012
250,000	US Treasury Note 1.375% Due 11/30/2018	249,512

TOTAL FOR US TREASURY NOTES (Cost $1,196,868) - 98.08%		1,197,279

SHORT TERM INVESTMENT - 1.93%
23,543	First American Treasury Obligation Class Y 0.00% * (Cost $23,543)	23,543

TOTAL INVESTMENTS (Cost $1,220,411) - 100.01%		1,220,822

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.01)%		(65)

NET ASSETS - 100.00%		$ 1,220,757

* Variable rate security; the coupon rate shown represents the yield at December 31, 2014.

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Statements of Assets and Liabilities
December 31, 2014

Assets:	Manor Fund	Growth Fund	Bond Fund
Investments in Securities, at Value
(Cost $3,663,644, $14,067,354, and $1,220,411, respectively)	$ 5,917,148	$ 17,374,961	$ 1,220,822
Cash	600	-	-
Receivables:
Dividends and Interest	10,645	4,782	1,384
Total Assets	5,928,393	17,379,743	1,222,206
Liabilities:
Payables:
Due to Advisor	4,630	11,446	1,049
Securities Purchased	-	322,891	-
Shareholder Redemptions	300	300	400
Total Liabilities	4,930	334,637	1,449
Net Assets	$ 5,923,463	$ 17,045,106	$ 1,220,757

Net Assets Consist of:
Capital Stock	$ 240	$ 847	$ 117
Paid In Capital	3,666,177	13,732,413	1,221,218
Undistributed Net Investment Income	-	-	585
Accumulated Realized Gain (Loss) on Investments	3,542	4,239	(1,574)
Unrealized Appreciation in Value of Investments	2,253,504	3,307,607	411
Net Assets (10,000,000 shares authorized, $0.001 par value) for 239,539, 847,211, and 117,007 shares outstanding, respectively.
	$ 5,923,463	$ 17,045,106	$ 1,220,757

Net Asset Value and Offering Price Per Share	$ 24.73	$ 20.12	$ 10.43

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Statements of Operations
For the year ended December 31, 2014

	Manor Fund	Growth Fund	Bond Fund
Investment Income:
Dividends	$ 96,947	$ 57,538	$ -
Interest	7	18	13,874
Total Investment Income	96,954	57,556	13,874

Expenses:
Advisory	41,857	50,553	6,281
Administrative	28,383	34,903	6,978
Total Expenses	70,240	85,456	13,259

Net Investment Income (Loss)	26,714	(27,900)	615

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	389,902	195,103	3,870
Net Change in Unrealized Appreciation on Investments	105,474	723,596	2,795
Net Realized and Unrealized Gain on Investments	495,376	918,699	6,665

Net Increase in Net Assets Resulting from Operations	$ 522,090	$ 890,799	$ 7,280

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Manor Fund
Statements of Changes in Net Assets

	Years Ended
	12/31/2014	12/31/2013
Increase in Net Assets From Operations:
Net Investment Income	$ 26,714	$ 35,385
Net Realized Gain on Investments	389,902	194,634
Net Change in Unrealized Appreciation on Investments	105,474	1,218,463
Net Increase in Net Assets Resulting from Operations	522,090	1,448,482

Distributions to Shareholders from:
Net Investment Income	(26,714)	(35,391)
Realized Gains	(386,361)	(194,631)
Return of Capital	(7,890)	-
Total Distributions	(420,965)	(230,022)

Capital Share Transactions:
Proceeds from Sold Shares	220,600	444,268
Reinvestment of Distributions	420,965	230,022
Cost of Shares Redeemed	(277,016)	(399,679)
Net Increase from Capital Shares Transactions	364,549	274,611

Total Increase	465,674	1,493,071

Net Assets
Beginning of Year	5,457,789	3,964,718
End of Year (Including Accumulated Undistributed Net Investment Income of $- and $-, respectively)
	$ 5,923,463	$ 5,457,789

Share Transactions:
Shares Sold	8,675	20,028
Shares Issued on Reinvestment of Distributions	16,772	9,553
Shares Redeemed	(11,133)	(19,158)
Net Increase in Outstanding Shares of Fund	14,314	10,423

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Growth Fund
Statements of Changes in Net Assets

	Years Ended
Increase (Decrease) in Net Assets From Operations:	12/31/2014	12/31/2013
Net Investment Loss	$ (27,900)	$ (8,778)
Net Realized Gain on Investments	195,103	129,443
Net Change in Unrealized Appreciation on Investments	723,596	1,370,335
Net Increase in Net Assets Resulting from Operations	890,799	1,491,000

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	(92,421)	-
Total Distributions	(92,421)	-

Capital Share Transactions:
Proceeds from Sold Shares	10,764,420	557,920
Reinvestment of Distributions	41,448	-
Cost of Shares Redeemed	(463,386)	(370,607)
Net Increase from Capital Shares Transactions	10,342,482	187,313

Total Increase	11,140,860	1,678,313

Net Assets
Beginning of Year	5,904,246	4,225,933
End of Year (Including Accumulated Undistributed Net Investment Income of $- and $-, respectively)
	$17,045,106	$ 5,904,246

Share Transactions:
Shares Sold	539,828	36,467
Shares Issued on Reinvestment of Distributions	2,035	-
Shares Redeemed	(24,874)	(25,469)
Net Increase in Outstanding Shares of Fund	516,989	10,998

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Bond Fund
Statements of Changes in Net Assets

	Years Ended
Increase (Decrease) in Net Assets From Operations:	12/31/2014	12/31/2013
Net Investment Income	$ 615	$ 6,458
Net Realized Gain (Loss) on Investments	3,870	(5,444)
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,795	(31,646)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,280	(30,632)

Distributions to Shareholders from:
Net Investment Income	(885)	(6,008)
Realized Gains	-	-
Total Distributions	(885)	(6,008)

Capital Share Transactions:
Proceeds from Sold Shares	64,341	15,719
Shares Issued on Reinvestment of Distributions	885	6,008
Cost of Shares Redeemed	(439,685)	(88,153)
Net Decrease from Capital Share Transactions	(374,459)	(66,426)

Total Decrease	(368,064)	(103,066)

Net Assets
Beginning of Year	1,588,821	1,691,887
End of Year (Including Accumulated Undistributed Net Investment Income of $585 and $734, respectively)
	$ 1,220,757	$ 1,588,821

Share Transactions:
Shares Sold	6,171	1,499
Shares Issued on Reinvestment of Distributions	85	578
Shares Redeemed	(42,143)	(8,473)
Net Decrease in Outstanding Shares of Fund	(35,887)	(6,396)

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Manor Fund
Financial Highlights
Selected data for a share outstanding throughout the year.

	Years Ended
	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Net Asset Value, at Beginning of Year	$ 24.23	$ 18.46	$ 17.18	$ 17.11	$ 15.14

Income From Investment Operations:
Net Investment Income *	0.12	0.17	0.09	0.06	0.04
Net Gain on Securities (Realized and Unrealized)	2.27	6.67	1.32	0.07	1.97
Total from Investment Operations	2.39	6.84	1.41	0.13	2.01

Distributions:
Net Investment Income	(0.12)	(0.16)	(0.10)	(0.06)	(0.04)
Realized Gains	(1.73)	(0.91)	(0.03)	-	-
Return of Capital	(0.04)	-	-	-	-
Total from Distributions	(1.89)	(1.07)	(0.13)	(0.06)	(0.04)

Net Asset Value, at End of Year	$ 24.73	$ 24.23	$ 18.46	$ 17.18	$ 17.11

Total Return **	9.75%	37.07%	8.20%	0.78%	13.29%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 5,923	$ 5,458	$ 3,965	$ 4,183	$ 4,230
Before Waivers
Ratio of Expenses to Average Net Assets	1.24%	1.40%	2.18%	1.92%	1.72%
After Waivers
Ratio of Expenses to Average Net Assets	1.24%	1.07%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.47%	0.77%	0.51%	0.36%	0.27%
Portfolio Turnover	13.02%	21.68%	10.15%	11.87%	3.20%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Growth Fund
Financial Highlights
Selected data for a share outstanding throughout the year.

	Years Ended
	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Net Asset Value, at Beginning of Year	$ 17.88	$ 13.24	$ 11.68	$ 11.87	$ 9.96

Income From Investment Operations:
Net Investment Loss *	(0.08)	(0.03)	(0.04)	(0.06)	(0.06)
Net Gain (Loss) on Securities (Realized and Unrealized)	2.43	4.67	1.60	(0.13)	1.97
Total from Investment Operations	2.35	4.64	1.56	(0.19)	1.91

Distributions:
Net Investment Income	-	-	-	-	-
Realized Gains	(0.11)	-	-	-	-
Total from Distributions	(0.11)	-	-	-	-

Net Asset Value, at End of Year	$ 20.12	$ 17.88	$ 13.24	$ 11.68	$ 11.87

Total Return **	13.13%	35.05%	13.36%	(1.60)%	19.18%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 17,045	$ 5,904	$ 4,226	$ 4,252	$ 4,559
Before Waivers
Ratio of Expenses to Average Net Assets	1.22%	1.39%	2.11%	1.91%	1.76%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.22%	1.06%	1.50%	1.50%	1.50%
Ratio of Net Investment Loss to Average Net Assets	(0.40)%	(0.18)%	(0.34)%	(0.52)%	(0.58)%
Portfolio Turnover	8.08%	19.71%	13.03%	10.01%	9.86%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Bond Fund
Financial Highlights
Selected data for a share outstanding throughout the year.

	Years Ended
	12/31/2014		12/31/2013	12/31/2012		12/31/2011	12/31/2010

Net Asset Value, at Beginning of Year	$ 10.39		$ 10.62	$ 10.64		$ 10.67	$ 10.65

Income From Investment Operations:
Net Investment Income *	0.00	***	0.04	0.04		0.02	0.06
Net Gain (Loss) on Securities (Realized and Unrealized)	0.05		(0.23)	(0.02)		0.07	0.03
Total from Investment Operations	0.05		(0.19)	0.02		0.09	0.09

Distributions:
Net Investment Income	(0.01)		(0.04)	(0.04)		(0.02)	(0.06)
Realized Gains	-		-	0.00	***	(0.10)	(0.01)
Total from Distributions	(0.01)		(0.04)	(0.04)		(0.12)	(0.07)

Net Asset Value, at End of Year	$ 10.43		$ 10.39	$ 10.62		$ 10.64	$ 10.67

Total Return **	0.46%		(1.79)%	0.19%		0.83%	0.85%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 1,221		$ 1,589	$ 1,692		$ 1,822	$ 2,416
Before Waivers
Ratio of Expenses to Average Net Assets	0.95%		1.42%	1.92%		1.74%	1.35%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.95%		0.78%	1.00%		1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.04%		0.39%	0.35%		0.21%	0.53%
Portfolio Turnover	0.00%		29.09%	35.65%		49.95%	41.12%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

*** Amount less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization: Manor Investment Funds (the “Trust”) is a Delaware Business Trust, (effective January 1, 2012) comprising of Manor Fund, Growth Fund and Bond Fund (collectively “the Funds”), and is an open-end management investment company.  The Trust was originally incorporated in the Commonwealth of Pennsylvania on September 13, 1995 and was dissolved by domestication in Pennsylvania on January 3, 2012. The primary investment objective of each of the Funds follows: Manor Fund – long-term capital appreciation and moderate level of income, investing primarily in common stocks of large corporations in the United States; Growth Fund - long-term capital appreciation, investing primarily in common stocks of U.S. corporations; Bond Fund - current income, investing primarily in U.S. Government obligations.

The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 2.

Federal Income Taxes: The Funds policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In addition, GAAP requires management of the Funds to analyze all open tax years, fiscal years 2011-2013, as defined by IRS statue of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended December 31, 2014, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders: The Funds intend to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other: The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities when determined to be material. Withholding taxes on foreign dividends will be provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Reclassifications: In accordance with GAAP, the Growth Fund recorded a permanent book/tax difference of $27,900 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Growth Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Subsequent Events: Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

2.  SECURITIES VALUATIONS

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common and preferred stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

U.S. government securities. U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

The following table summarizes the inputs used to value each Fund’s assets measured at fair value as of December 31, 2014:

Manor Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 5,801,933	$ -	$ -	$ 5,801,933
Short-Term Investment	115,215	-	-	115,215
	$ 5,917,148	$ -	$ -	$ 5,917,148

Growth Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 16,125,380	$ -	$ -	$ 16,125,380
Short-Term Investment	1,249,581	-	-	1,249,581
	$ 17,374,961	$ -	$ -	$ 17,374,961

Bond Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
US Treasury Notes	$ -	$ 1,197,279	$ -	$ 1,197,279
Short-Term Investment	23,543	-	-	23,543
	$ 23,543	$ 1,197,279	$ -	$ 1,220,822

* Industry classifications of these categories are detailed on each Fund's Schedule of Investments.

The Funds did not hold any Level 3 assets during the year ended December 31, 2014. The Bond Fund moved investments (US Treasury Notes) into Level 2, from Level 1, after further consideration about how the investments are being priced in the market.  No changes have been made on how the investments are being priced.  The Funds did not hold any derivative instruments at any time during the year ended December 31, 2014.

3.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement

The Trust has an investment advisory agreement (the “Agreement”) with Morris Capital Advisors, LLC (the “Advisor”), with whom certain officers and directors of the Funds are affiliated, to furnish investment management services to the Funds. Under the Agreement the fee structure for the Manor and Growth Funds consists of an Investment Management Fee not to exceed 1.0% of the total average daily net assets, of each Fund on an annual basis and an Investment Management Fee not to exceed 0.5% of total average daily net assets on an annual basis for the Bond Fund. For the year ended December 31, 2014, the Advisor earned advisory fees from the Manor, Growth and Bond Funds of $41,857, $50,553 and $6,281, respectively. As of December 31, 2014, the Manor, Growth and Bond Funds each owed the Advisor advisory fees of $1,952, $5,593 and $497, respectively.

Administrative and Shareholder Servicing Fees

The Trust has a Shareholder Services Fee which is not to exceed 0.25% of the total average daily net assets on an annual basis for each of the Funds, and an Administrative Fee, which, when combined with the Investment Management Fee and the Shareholder Services Fee, does not exceed 1.5% of the average daily net assets on an annual basis for the Manor and Growth Funds and 1.0% of the average daily net assets on an annual basis for the Bond Fund.  For the year ended December 31, 2014, the Advisor earned administrative and shareholder services fees from the Manor, Growth and Bond Funds of $28,383, $34,903 and $6,978, respectively. As of December 31, 2014,the Manor, Growth and Bond Funds each owed the Advisor administrative and shareholder service fees of $2,678, $5,853 and $552respectively.

4.   INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended December 31, 2014, were as follows:

	Manor Fund	Growth Fund	Bond Fund
Purchases	$ 723,108	$ 10,128,673	$ -
Sales	$ 745,724	$ 558,092	$ 374,350

5.   TAX MATTERS NOTE

As of December 31, 2014, the tax basis unrealized appreciation (depreciation) and cost of investment securities, including short-term investments, were as follows:

	Manor Fund	Growth Fund	Bond Fund
Federal tax cost of investments, including short-term investments	$ 3,663,644	$ 14,067,354	$ 1,220,411
Gross tax appreciation of investments	$ 2,297,689	$ 3,452,601	$ 4,007
Gross tax depreciation of investments	$(44,185)	$(144,994)	$(3,596)
Net tax appreciation (depreciation)	$ 2,253,504	$ 3,307,607	$ 411

Each Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of December 31, 2014, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gains	Capital Loss Carryforwards	Total Distributable Earnings
Manor Fund	$2,253,504	$-	$3,542	$-	$2,257,046
Growth Fund	$3,307,607	$-	$4,239	$-	$3,311,846
Bond Fund*	$ 411	$585	$-	$(1,574)	$ (578)

For the year ended December 31, 2014 the Growth Fund used $98,442 of its capital loss carryforward.

*Capital Loss Carryforward – Short-term; no expiration

The capital loss carry-forwards will be used to offset any capital gains realized by the Bond Fund in future years.   The Bond Fund will not make distributions from capital gains while a capital-loss carryforward remains.

Ordinary Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States

The tax character of distributions paid during the fiscal years ended December 31, 2014 and 2013 were as follows:

	Manor Fund	Growth Fund		Bond Fund
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Ordinary Income	$ 28,120	$ 55,855	$ —	$ —	$ 885	$ 6,008
Long-term Gain	$ 384,955	$ 174,167	$ 92,421	$ —	$ —	$ —
Return of Capital	$ 7,890	$ —	$ —	$ —	$ —	$ —

6.  CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of December 31, 2014, Pershing LLC., held in omnibus accounts for the benefit of others approximately 63% of the voting securities of the Manor Growth Fund. The Manor Growth Fund does not know whether any of the underlying accounts own beneficially 25% or more of the voting securities of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

  of the Manor Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Manor Fund, Growth Fund and Bond Fund (collectively the “Funds”), the funds comprising the Manor Investment Funds, Inc., including the schedules of investments, as of December 31, 2014 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds were not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended,  and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

February 25, 2015

MANOR INVESTMENT FUNDS

EXPENSE ILLUSTRATION

DECEMBER 31, 2014 (UNAUDITED)

Expense Example

As a shareholder of Manor Investment Funds, you incur ongoing costs which consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Manor Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2014	December 31, 2014	July 1, 2014 to December 31, 2014

Actual	$1,000.00	$1,009.94	$6.23
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.00	$6.26

* Expenses are equal to the Fund's annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Growth Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2014	December 31, 2014	July 1, 2014 to December 31, 2014

Actual	$1,000.00	$1,066.88	$6.25
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.16	$6.11

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Bond Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2014	December 31, 2014	July 1, 2014 to December 31, 2014

Actual	$1,000.00	$998.81	$4.79
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.42	$4.84

* Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MANOR INVESTMENT FUNDS

TRUSTEES AND OFFICERS

DECEMBER 31, 2014 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Funds, as defined in the Investment Company Act of 1940.  Each Trustee serves a one year term, and stands for re-election annually.

Name, Address and Age	Position & Length of Time Served with the Funds	Principal Occupations During Past 5 Years and Current Directorships
Bruce Laverty 15 Chester Commons Malvern, PA 19355 53	Trustee since 1995	Mr. Laverty is a Partner of the law firm Laverty Law Offices LLC.
John McGinn 15 Chester Commons Malvern, PA 19355 70	Trustee since 2002	Mr. McGinn is retired. Mr. McGinn was an independent real estate sales consultant.
Fred Myers 15 Chester Commons Malvern, PA 19355 60	Trustee since 1995	Mr. Myers is founding Partner of the accounting firm of Myers & Associates, CPA’s.
Edward Szkudlapski 15 Chester Commons Malvern, PA 19355 57	Trustee since 2000	Mr. Szkudlapski is President of Eclipse Business Solutions, Inc.
Alan Weintraub 15 Chester Commons Malvern, PA 19355 58	Trustee since 1995	Mr. Weintraub is a Principal Consultant with Forester Research.
Howard Weisz 15 Chester Commons Malvern, PA 19355 73	Trustee since 2008	Mr. Weisz is retired. Mr. Weisz was an Independent Management Consultant.
Dominic D'Ginto 15 Chester Commons Malvern, PA 19355 73	Trustee since 2014	Mr. D'Ginto is a Senior Vice President, Corporate Finance, PNC Bank.

The Trustees received no fees for the year ended December 31, 2014.

The following table provides information regarding each Trustee who is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, and each officer of the Funds.  Each Trustee serves a one year term, and stands for re-election annually.

Name, Address, and Age	Position and Length of Time Served with the Funds	Principal Occupations During Past 5 Years and Current Directorships
Daniel A. Morris 15 Chester Commons Malvern, PA 19355 60	Trustee, President, Advisor Since 1995	Mr. Morris is President, Chief Investment Officer, and Portfolio Manger for Morris Capital Advisors, LLC and Manor Investment Funds.
John R. Giles 15 Chester Commons Malvern, PA 19355 57	Trustee, Vice-President, Advisor, Secretary Since 2005	Mr. Giles is Director of Marketing for Morris Capital Advisors, LLC and Manor Investment Funds, and Secretary of Manor Investment Funds.

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION

DECEMBER 31, 2014 (UNAUDITED)

Proxy Voting Procedures

The Trust's Board of Trustees has approved proxy voting procedures for the voting of proxies relating to securities held by the Funds.  Records of the Fund’s proxy voting records are maintained and are available for inspection.  The Board is responsible for overseeing the implementation of the procedures.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-787-3334; or on the Fund’s website at www.manorfunds.com under Fund Information, Proxy Voting, or on the SEC website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Trust now files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  These forms are available on the SEC’S website at http://www.sec.gov.  They may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-723-0330.

Compensation of Board of Trustees

The members of the Board of Trustees serve without compensation.  Daniel A. Morris, President of Manor Investment Funds (“the Funds”), and President of Morris Capital Advisors, LLC, adviser to the Funds, and an Interested Trustee of the Funds, receives no compensation directly from the Funds.  He is compensated through the management fee paid to the adviser by the Funds.  The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees.  Information pertaining to the Trustees of the Funds are set forth below.  The Statement of Additional Information includes additional information about the Funds’ Trustees, and is available without charge, by calling 1-800-787-3334.   Each trustee may be contacted by writing to the trustee c/o Manor Investment Funds, Inc., 15 Chester Commons, Malvern, PA  19355.

ITEM 2.  CODE OF ETHICS.

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal account officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s audit committee consists of two independent directors, Chaired by Fred Myers. The Board of Directors has determined that the Registrant has at least three financial experts serving on its Board.  Mr. Daniel Morris, Mr. John Giles, and Mr. Fred Myers are the Board’s financial experts. Mr. Morris and Mr. Giles are “interested” directors, and Mr. Myers is an “independent” director.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax Services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	12/31/2014	12/31/2013
Audit Fees	$21,000	$18,900
Audit Related Fees	$0	$775
Tax Fees	$5,400	$4,800
All Other Fees	$0	$0

Each year, the registrant’s Board of Directors recommend a principal accountant to perform audit services for the registrant. At the registrant’s Annual Meeting, the shareholders vote to approve or disapprove the principal accountant recommended by the Board.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

 ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.

(a) The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13-a-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)  Code of Ethics — For annual reports.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)       Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manor Investment Funds
By /s/ Daniel A. Morris
     President

Date February 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Manor Investment Funds
By /s/ Daniel A. Morris
     President

Date February 26, 2015